Exhibit 10.6

Business Order Form Japan Order number ˖ CDIN202407 - 001 1.Customer Information XXXX Company Name: XXXX Contact Person: XXXX Email: XXXX Address: 2.Supplier Information Cloud Data Network Limited Company Name: Sharan Account Manager: XXXX _ Email: RM4, 16/F, HO KING COMM CTR, 2 - 16 FAYUEN ST MONGKOK KOWLOON, HONG KONG Address: 3.Products/Services Details Information Contract Term(months) Monthly Recurring Cost (MRC) Unit Price (USD) Qty Order Form Description Ltem 12 months 2,000.00 500.00 4 Rent physical machine DELL R640:Silver 4214*2 ˈ 64G,600G*2.1U) 1 12 months 16,000.00 8.00 2000 Japan IP - T 2 12 months 200.00 5.00 40 IP 3 18,200.00 Total(USD): 4.Please remit to XXXX account: Beneficiary Name:Cloud Data Network Limited Bank Name: XXXX Bank Address ˖ XXXX Account NO ˖ XXXX SWIFT ˖ XXXX 5.Term of service Start date ˖ 2024.7.18 Termination date:2025.7.17,The service is valid for one year 6.Payment Method 1. :The billing cycle is a natural month, which is settled monthly. The month of opening shall be charged by (actual opening day / days of the month) h (monthly rental fee); from the second month, it shall be charged by natural month; 2. :Customer pays the service fee monthly.(pays Currency:USD). Within the fixed term of this order, Party A shall settle the monthly recurring expenses within 7 working days after receiving the bill and invoice. Because the fee may change with the service adjustment, the actual quantity used and the specific monthly rent fee are subject to the monthly rent bill. 7.Taxs(If Applicable) Company agrees the above amount above is includes tax. 8.Terms and Conditions 8.1:The contract period of this order shall be at least 12 months,counting from the date of signing by both parties.If the customer requests to terminate the service, it shall notify Cloud Data Network Co., Ltd. in writing or by mail at least 30 days in advance before it can be terminated. 9.Authorised Signature X X X X Signature Cloud Data Network Limited Signature Date: 2024.10.15 Date: 2024.10.15 Signature: Signature: Company Chop: Company Chop: Remark:Provided that customer assigned this order,which means that customer accept all of the order content,and any revision or cancellation of this order should be made in written form. Certain information marked as "XXXX" has been excluded from this exhibit because it is both not material and is the type that the registrant treats as private or confidential.